Exhibit 10.2

BANKS.COM, INC.

SUBSCRIPTION AGREEMENT

Gentlemen:

1. Subscription.

(a) Subject to the conditions set forth in this Subscription Agreement (the “Agreement”), the undersigned subscriber (the “Subscriber”) intending to be legally bound, hereby irrevocably subscribes to purchase from Banks.com, Inc., a Florida corporation (the “Company”), an aggregate of                      shares of Series C Preferred Stock (the “Securities”) for an aggregate purchase price of                     , or Ten Cents ($0.10) per share of the Securities, which terms and conditions shall not be materially different from those set forth on Exhibit A, except as required by the rules and regulations of the NYSE Alternext U.S. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

(b) The purchase price for the Securities shall be made payable to the Company and should be delivered, together with two executed and properly completed copies of this Agreement, to the Company.

(c) The Subscriber may not withdraw this subscription or any amount paid pursuant thereto, unless the Company fails to close on Subscriber’s investment in the Securities within 60 days of the date hereof. The Subscriber understands that his or her purchase of the Securities is contingent upon the acceptance in writing of this Subscription Agreement by the Company and the approval of the NYSE Alternext U.S. of the terms and conditions of the Securities.

2. Representations. Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). Specifically: [PLEASE RESPOND BELOW AS APPROPRIATE]

If the subscriber is an INDIVIDUAL, please answer the following questions:

(1)	Did your individual annual income during each of the two most recent years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000?

Yes                     No

(2)	If you are married, did your joint annual income with your spouse during each of the two most recent years exceed $300,000 and do you expect your joint annual income with your spouse during the current year to exceed $300,000?

Yes                     No

(3)	Does your individual or joint (together with your spouse) net worth (including your home, home furnishings and automobile) exceed $1,000,000?

Yes                     No

IF THE ANSWERS TO ALL OF THE IMMEDIATELY PRECEDING QUESTIONS ARE NO, THE SUBSCRIBER DOES NOT MEET THE REQUISITE FINANCIAL SOPHISTICATION STANDARDS AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SECURITIES.

If the subscriber is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, or TRUST please answer the following questions:

(4)	Was the corporation, limited liability company, partnership or trust formed for the specific purpose of investing in the Company?

Yes                     No

(5)	Does the corporation, limited liability company, partnership or trust have total assets in excess of $5,000,000?

Yes                     No

If the answer to question (4) is yes or the answer to question (5) is no, please answer the following questions:

(6)	Please list the names of each shareholder in the corporation, each member in the limited liability company, each partner in the partnership, and in the case of a revocable trust, each grantor of the trust:

(7) Does each person listed in response to question (6) either (i) have an individual annual income in excess of $200,000 in each of the two most recent years and expect to have an annual income in excess of $200,000 during the current year, (ii) if married, have a joint annual income with his/her spouse in excess of $300,000 in each of the two most recent years and expect to have an annual income in excess of $300,000 during the current year, or (iii) have an individual or joint (together with his/her spouse) net worth (including home, home furnishings and automobiles) in excess of $1,000,000?

Yes                     No

IF THE ANSWER TO QUESTION 7 IS “NO,” THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SECURITIES. IN THE CASE OF A TRUST THAT IS NOT A REVOCABLE TRUST, IF THE ANSWER TO QUESTION 4 IS “YES” OR THE ANSWER TO QUESTION 5 IS “NO”, THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SECURITIES.

(b) The Subscriber has a fundamental understanding of the Company’s business.

(c) The Subscriber has had access to and has received all materials that have been requested by the Subscriber and has had a reasonable opportunity to ask questions of the Company and its representatives. The Company has answered all inquiries that the Subscriber or the Subscriber’s representatives have asked the Company. The Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment in the Securities.

(d) The Subscriber has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction, and the Subscriber’s investment in the Company is not material when compared to the Subscriber’s total financial capacity.

(e) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment. Certain of these risk factors are set forth in the Company’s filings with the Securities and Exchange Commission.

(f) The Subscriber acknowledges that there is no market for the Securities and the trading market for the Shares is limited, and therefore, it may be impossible to liquidate the investment in the Securities.

(g) The Subscriber understands that the Securities have not been registered under the Securities Act, that the Securities will be issued on the basis of the exemption provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and under exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company’s reliance thereon is based in part upon the representations made by the Subscriber in this Agreement.

(h) The Subscriber acknowledges that the Subscriber is familiar with the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Securities. In particular, the Subscriber agrees that the Company shall not be required to give any effect to sale, assignment or transfer of the Securities, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, it being understood that the Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Securities, or (ii) such Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Securities, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Securities.

(i) If the Subscriber is an individual, the Subscriber is a bona-fide resident of the state set forth in the address provided on the Subscriber’s signature page to this Agreement.

(j) If the Subscriber is a partnership, trust, corporation or other entity: (A) it has made other investments or engaged in other substantial business activities prior to receiving an opportunity to purchase the Securities; (B) it was not organized for the purpose of acquiring the Securities; (C) the person executing on behalf of the partnership, trust, corporation or other entity has the full power and authority to execute and comply with the terms of this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf (D) its principal place of business and principal office are located in the state set forth in its address below; and (E) the investment in the Securities has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(k) The Subscriber will acquire the Securities for the Subscriber’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(l) The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Securities. The information stated herein is true and complete as of the date hereof and will be true and complete as of the date on which the Company shall sell the Securities to the Subscriber. If, prior to the final consummation of the offer and sale of the Securities, there should be any change in such information or any of such information becomes incorrect or incomplete, the Subscriber agrees to notify and supply promptly corrective information to the Company.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

(a) Organization and Standing. The Company is a corporation organized, validly existing and in good standing under the laws of the State of Florida, and has the power to own its properties and assets and to carry on its business as it is now being conducted. The Company has made available to the Subscriber true and complete copies of the Company’s Articles of Incorporation and Bylaws, in each case as amended to the date hereof, and such organizational documents are in full force and effect on the date hereof.

(b) Authority Relative to Agreement. The Company has all of the requisite corporate power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder.

(c) No Violations. The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder will not, to the Company’s knowledge, violate or result in the breach of any term or provision of, constitute a default under, or permit the acceleration of maturity under, any governmental or judicial order, judgment, or decree or any loan agreement, note, mortgage, or other agreement or instrument to which the Company is a party or by which the Company is bound or subject.

(d) Binding Obligations. Upon execution and delivery, this Agreement and all documents executed by the Company pursuant to this Agreement will, to the Company’s knowledge, constitute valid and binding obligations of the Company, fully enforceable in accordance with their provisions against the Company.

(e) Third Party Approvals. To the Company’s knowledge, all third party approvals, authorizations, licenses, or consents required to be obtained in connection with the execution of this Agreement by the Company and the full performance of the Company’s obligations hereunder to the Subscriber have been obtained.

(f) Capitalization. The authorized capital stock of the Company consists of 125 million shares of common stock, par value $.001 per share, of which 25,588,651 shares are issued and outstanding, and 5 million shares of preferred stock, par value $.001 per share, none of which are issued and outstanding prior to the transactions contemplated hereby. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws, except for such non-exempt issuances that would not have a material adverse effect on the Company. The Securities shall have substantially those rights, preferences, privileges and restrictions set forth in the Exhibit A, except as approved in writing by the Subscriber. The Company has reserved 1,000,000 shares of Common Stock for issuance upon conversion of the Securities.

4. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person of the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Subscriber in this Agreement. The Company agrees to indemnify and hold harmless the Subscriber from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Company in this Agreement.

5. Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors and assigns of the Subscriber.

(b) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(c) The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, without regard to principles of conflict of laws.

(d) The Subscriber and the Company hereby acknowledge and agree that the venue of any action, proceeding, counterclaim, crossclaim, or other litigation relating to, involving, or resulting from this Agreement shall be the state or federal courts located in Hillsborough County, Florida.

(e) This Agreement may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought.

(f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(g) This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

X
(Signature of Subscriber or Authorized Person on behalf of Subscriber if Subscriber is an Entity)

(Name of Subscriber)
(Print Name and Title of Authorized Person if Subscriber is an Entity)

X
(Print Name of Joint Subscriber, if any)	(Signature of Joint Subscriber, if any)

Date:

Address:	Social Security Number or other Taxpayer Identification Number:

AGREED TO AND ACCEPTED BY:
Banks.com, Inc.

By:
Name:
Title:

Date:

EXHIBIT A

TERMS OF SERIES C PREFERRED STOCK

Set forth below is a summary of the principle terms of a new series of preferred stock of Banks.com, Inc., a Florida corporation (the “Company”) to be designated as “Series C Preferred Stock,” par value $.001 per share.

Offering Terms

Security:	A new series of preferred stock of the Company (“Preferred Stock”) to be designated as the Company’s “Series C Preferred Stock”, par value $.001 per share (the “Series C Preferred”). The rights and preferences of the Series C Preferred will be set forth in Amended and Restated Articles of Incorporation to be adopted and filed by the Company with the Florida Secretary of State (the “Articles”).

Purchase Price:	The purchase price for each share of Series C Preferred shall be equal to the average closing price for the 30 days prior to the closing of the investment in the Series C Preferred as reported on the NYSE Alternext U.S., f/k/a the American Stock Exchange, which shall not be less than the last reported closing price immediately preceding the closing (the “Original Purchase Price”).

Amended and Restated Articles of Incorporation

Dividends:	The Series C Preferred will carry an annual 10% cumulative dividend, compounded annually, payable upon a liquidation or redemption. For any other dividends or distributions, the Series C Preferred will participate with the Company’s common stock, par value $.001 per share (the “Common Stock”).

Liquidation Preference:

In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid as follows:

First pay the Original Purchase Price plus accrued dividends on each share of Series C Preferred. Thereafter, the Series C Preferred participates with the Common Stock on an as-converted basis.

A merger or consolidation (other than one in which stockholders of the Company own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company will be treated as a liquidation event (a “Deemed Liquidation Event”), thereby triggering payment of the liquidation preference described above.

Voting Rights:	Each share of the Series C Preferred shall be entitled to one vote per share and shall vote together with the Common Stock, and not as a separate class, except (i) the Series C Preferred as a class shall be entitled to elect one (1) (the “Series C Director”) member of the Board (but only if Daniel M. O’Donnell is not then serving as a director of the Company or its Chief Executive Officer), assuming the Board of Directors will be no greater than five (5) in number, (ii) as provided under “Protective Provisions” below or (iii) as required by law. The Articles will provide that the number of authorized shares of Common Stock may be increased or decreased with the approval of a majority of the Preferred and Common Stock, voting together as a single class, and without a separate class vote by the Common Stock.

Protective Provisions:

So long as any shares of Series C Preferred are outstanding, the Company will not, without the written consent of the holders of at least 75% of the Company’s outstanding Series C Preferred, either directly or indirectly (by amendment, merger, consolidation, or otherwise):

(i) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Series C Preferred, or increase the authorized number of shares of Series C Preferred or (ii) increase or decrease the size of the Board of Directors, except to set the number of members of the Board of Directors at five (5).

Optional Conversion:	The Series C Preferred will convert 3:1 to Common Stock at any time at option of holder, subject to adjustments for any stock dividends, splits, combinations and similar events.

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Other Matters

Right to Participate Pro Rata in Future Rounds:	Holders will have a pro rata right, based on their percentage equity ownership in the Company (assuming the conversion of all outstanding Preferred Stock into Common Stock and the exercise of all options outstanding under the Company’s stock plans), to participate in subsequent issuances of equity securities of the Company.

Board of Directors:	At the closing of the issuance of the Series C Preferred, the Board shall consist of five members, which shall include one Series C Director.

Transferability:	The Series C Preferred shall not be transferable without the Company’s consent or an opinion of the Company’s counsel that such transfer is otherwise exempt from registration under the federal securities laws.

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